 The Thai Fund, Inc

The Thai Fund, Inc.	The Thai Fund, Inc. Symbol: TTF CUSIP: 882904105 March 31, 2006

First Quarter Review

Performance

For the three-months ended March 31, 2006, the Fund had a total return, based on net asset value and market price per share of 8.53%, net of fees and 10.64%, respectively, compared to 8.30% for its benchmark, the Securities Exchange of Thailand (SET) Index (the “Index”), expressed in U.S. dollars.  On March 31, 2006, the closing price of the Fund's shares on the New York Stock Exchange was US$10.50, representing a 16.28% premium to the Fund's net asset value per share.

Factors Affecting Performance

The current political crisis that the country is facing negatively impacted the market's performance in the first quarter of 2006. While the market’s performance was strong in absolute terms, it fell short relative to other emerging market countries.  Business sentiment was dented and corporations put their investments on hold, waiting for a return to certainty.

The Fund had an overweight position in banks and property stocks.  The banks benefited from a rise in lending rates without a corresponding increase in cost of funds.  This enabled them to show better-than-expected earnings during the past few months.  The property stocks also performed better as competition eased.  Higher borrowing costs made it difficult for smaller players without a strong balance sheet to compete effectively. However, the Fund’s investments in construction stocks underperformed during the quarter due to concerns over the potential cancellation of mega infrastructure projects in the country.

Management Strategies

The political impasse facing the country is likely to delay the launch of mega infrastructure projects. Hence, we have reduced our holdings in construction companies.  We still prefer the banks, which will continue to post higher earnings due to good loans growth and wider interest margins.  Overall, we believe the region is poised to show strong growth over the next few years directly benefiting from the strong growth from China and India.

Investment Performance (%)*

Average annual total return, based on NAV (periods ended March 31, 2006)

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.morganstanley.com/im or call 1-800-221-6726. Investment returns and principal value will fluctuate and fund shares, when sold, may be worth more or less than their original cost.

Fund Profile

Objective

Seeks long-term capital appreciation through investment in equity securities of companies organized under the laws of the Kingdom of Thailand.

Philosophy

We believe we may achieve superior returns by investing in companies within industries that we feel have strong overall growth prospects, competitive position within its market and have high quality and experienced management in place.

Process

The Thai market offers a good mix of global cyclical and domestic plays.  In the case of the former, we track global cycles and buy stocks where the cycles are in the upswing and have not been factored into share prices.  For the domestic plays, we like stocks with rising pricing power and strong management.

Equity Characteristics**

                        Portfolio

Fiscal YTD Turnover

5%

Annual Fiscal Turnover (2005)

 26%

Top Five Equity Sectors (%)

Energy

21.36

Financials

20.66

Materials

12.55

Telecommunication Services

11.40

Consumer Discretionary

10.38

Top Ten Industries (%)

Oil, Gas & Consumable Fuels

21.36

Commercial Banks

16.92

Construction Materials

11.60

Wireless Telecommunication Services

11.40

Household Durables

  6.72

Construction & Engineering

  5.35

Independent Pwr. Producers &
Energy Traders

                                  2.95

Multiline Retail

                  2.25

Food & Staples Retailing

  1.90

Capital Markets

  1.53

Top Five Holdings (%)

PTT Pcl

                                12.17

Siam Cement Pcl

                11.60

Advanced Info Service Pcl

11.40

Bangkok Bank Pcl

                  4.79

Siam Commercial Bank Pcl

  4.45

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above.

The allocation figures represent a percentage of the Fund's net assets as of March 31, 2006.

See reverse for important information

The Thai Fund, Inc.	The Thai Fund, Inc. Symbol: TTF CUSIP: 882904105 March 31, 2006

Please consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund. To obtain a prospectus, download one at www.morganstanley.com/im or call 1-800-221-6726. Please read the prospectus carefully before you invest or send money.

Risk Considerations

There is no assurance that the Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please be aware that the Fund is subject to certain additional risks, including those associated with: Equity. In general, equity securities’ values also fluctuate in response to activities specific to a company. Geographic concentration. The Fund is more susceptible to currency, political, economic, and market risks affecting Thai issuers than a fund that does not limit its investments to such issuers such as generally less social, political and economic stability; the absence of developed legal structures governing private or foreign investments and private property; fluctuations in the rate of exchange between the U.S. dollar and the Thai Baht, exchange control regulations, currency exchange restrictions, and costs associated with conversion of investment principal and income from one currency into another; and differences between U.S. securities markets and the Thai securities markets, including potentially greater price volatility in, significantly smaller capitalization of, and relative illiquidity of the Thai market, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation. Foreign and emerging markets. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments. Net Asset Value Discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value will decrease. The Fund cannot predict whether its shares will trade at, above or below net asset value, and the shares of the Fund have traded at a discount for extended periods. Non-diversification. Because the Fund expects to hold a concentrated portfolio of a limited number of securities, a decline in the value of these investments would cause the Fund's overall value to decline to a greater degree than a less concentrated portfolio.

Definitions

The SET Index is a capitalization weighted index of all stocks traded on the Stock Exchange of Thailand, including dividends. Performance figures shown are U.S. dollar adjusted.

Fiscal YTD and annual fiscal turnover measure the percentage of securities within the portfolio that have changed since the beginning of the Fund's fiscal year.

Other Considerations

*Returns assume the reinvestment of all dividends and income. Returns reflect past performance and are compared to an unmanaged market index. Returns for less than one year are cumulative (unannualized).

**Fiscal YTD and annual fiscal turnover represent turnover from the beginning of the Fund’s fiscal year, 1/1/2006.

The Thai Fund, Inc, is advised by Morgan Stanley Investment Management Inc.

Morgan Stanley is a full-service securities firm engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For additional information, please call 1-800-221-6726.

Management Team

The Emerging Markets Equity team manages the Fund. Lead portfolio manager for the Fund is:

Sebestian Chia, CFA

Vice President

11 years of investment experience.

Team members may change without notice from time to time.

1221 Avenue of the Americas New York, New York 10020	Morgan Stanley Investment Management IS06-00395P-T03/06